UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23314

PIMCO Flexible Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

June 30, 2021

PIMCO Flexible Municipal Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Flexible Municipal Income Fund’s Semiannual Report, which covers the six-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, fourth quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was 4.3%. The economy gained momentum during the first quarter of 2021 as GDP growth in the U.S. was 6.3%. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021,

2	PIMCO INTERVAL FUNDS

after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -2.02%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.04%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.65%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.00%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -3.38%.

Despite periods of volatility, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.25%, fueled, in our view, by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 13.05%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.74% and European equities, as represented by the MSCI Europe Index, returned 15.35%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $51 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank

SEMIANNUAL REPORT	JUNE 30, 2021	3

Letter from the Chair of the Board & President (Cont.)

monetary policies, along with several geopolitical events. The U.S. dollar strengthened against several other major currencies. For example, the U.S. dollar returned 2.93% and 7.07% versus the euro and Japanese yen, respectively. However, the U.S. dollar returned -1.18% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Municipal Income Fund investment, please contact your financial advisor, or call the Fund’s shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERVAL FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may

SEMIANNUAL REPORT	JUNE 30, 2021	5

Important Information About the Fund (Cont.)

impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

A fund that has substantial exposures to municipal obligations issued by Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected significantly by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and

6	PIMCO INTERVAL FUNDS

individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On the Fund Summary page in this Shareholder Report, the Cumulative Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that the Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund. As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

SEMIANNUAL REPORT	JUNE 30, 2021	7

Important Information About the Fund (Cont.)

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2*	Class A-3**	Diversification Status

PIMCO Flexible Municipal Income Fund	03/15/2019	03/15/2019	05/26/2020	10/02/2020	09/10/2019	Non-Diversified

*	Class A-2 was formerly called Class A-1.
**	Class A-3 was formerly called Class A-2.

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, will be available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113.

8	PIMCO INTERVAL FUNDS

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements already requiring compliance starting from August 1, 2020 and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

SEMIANNUAL REPORT	JUNE 30, 2021	9

PIMCO Flexible Municipal Income Fund

Allocation Breakdown as of June 30, 2021†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	19.3%
Industrial Revenue	6.3%
Tobacco Settlement Funded	6.3%
Highway Revenue Tolls	5.5%
Local or Guaranteed Housing	5.4%
Ad Valorem Property Tax	4.9%
Sales Tax Revenue	4.2%
College & University Revenue	3.8%
Electric Power & Light Revenue	3.8%
Natural Gas Revenue	3.3%
Lease (Appropriation)	2.8%
General Fund	2.0%
Port, Airport & Marina Revenue	2.0%
Transit Revenue	1.9%
Sewer Revenue	1.8%
Miscellaneous Revenue	1.6%
Resource Recovery Revenue	1.5%
Miscellaneous Taxes	1.4%
Water Revenue	1.4%
Hotel Occupancy Tax	1.3%
Recreational Revenue	1.1%
Economic Development Revenue	1.1%
Fuel Sales Tax Revenue	1.1%
Income Tax Revenue	1.1%
Other	2.9%
Short-Term Instruments	6.9%
Corporate Bonds & Notes	2.1%
Preferred Securities	1.6%
Mutual Funds	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

10	PIMCO INTERVAL FUNDS

Institutional Class - PMFLX	Class A-1 - PMAAX	Class A-2 - PMALX	Class A-3 - PMFAX

Average Annual Total Return for the period ended June 30, 2021

	6 Months*	1 Year	Commencement of Operations (03/15/19)
PIMCO Flexible Municipal Income Fund Institutional Class	5.37%	14.03%	11.55%
PIMCO Flexible Municipal Income Fund Class A-1	5.12%	13.57%	10.84%
PIMCO Flexible Municipal Income Fund Class A-2	5.16%	13.49%	10.80%
PIMCO Flexible Municipal Income Fund Class A-2 (Adjusted)	3.09%	11.22%	9.85%
PIMCO Flexible Municipal Income Fund Class A-3	4.98%	13.19%	10.70%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of the Class A-1, Class A-2 and Class A-3 shares performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1, Class A-2 and Class A-3 shares.

The Fund’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses, was 2.01% for Institutional Class, 2.51% for Class A-1 shares, 2.51% for Class A-2 shares and 2.76% for Class A-3 shares. As of June 30, 2021, the Fund’s Total Effective Leverage (1) was 15%.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

SEMIANNUAL REPORT	JUNE 30, 2021	11

PIMCO Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Flexible Municipal Income Fund seeks to provide high current income exempt from federal income tax. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to revenue-backed municipal bonds contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to general obligation municipal bonds contributed to absolute performance, as the sector posted positive returns.

»	Exposure to taxable municipal bonds contributed to absolute performance, as the sector posted positive returns.

»	The Fund’s intermediate duration profile detracted from absolute performance, as interest rates increased.

12	PIMCO INTERVAL FUNDS

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SEMIANNUAL REPORT	JUNE 30, 2021	13

Financial Highlights PIMCO Flexible Municipal Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

01/01/2021 - 06/30/2021+	$11.45	$0.15	$0.47	$0.62	$(0.14)	$0.00	$(0.14)

12/31/2020	10.74	0.33	0.72	1.05	(0.33)	(0.01)	(0.34)

03/15/2019 -12/31/2019	10.00	0.28	0.78	1.06	(0.28)	(0.04)	(0.32)

Class A-1

01/01/2021 - 06/30/2021+	11.45	0.12	0.47	0.59	(0.11)	0.00	(0.11)

05/26/2020 - 12/31/2020	10.30	0.19	1.17	1.36	(0.20)	(0.01)	(0.21)

Class A-2

01/01/2021 - 06/30/2021+	11.45	0.12	0.48	0.60	(0.12)	0.00	(0.12)

10/02/2020 - 12/31/2020	10.96	0.07	0.50	0.57	(0.07)	(0.01)	(0.08)

Class A-3

01/01/2021 - 06/30/2021+	11.45	0.11	0.47	0.58	(0.10)	0.00	(0.10)

12/31/2020	10.74	0.26	0.71	0.97	(0.25)	(0.01)	(0.26)

09/10/2019 - 12/31/2019	10.76	0.08	0.02	0.10	(0.08)	(0.04)	(0.12)

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets End of Year or Period(a)	Total Return(a)	Net Asset Applicable to Common Shareholders End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.93	5.46%	$636,558	0.78	%*	1.01	%*	0.53	%*	0.76	%*	2.08	%*	8%

11.45	10.00	317,646	0.88		1.19		0.47		0.78		2.35		88

10.74	10.74	148,737	0.72	*	1.87	*	0.11	*	1.26	*	2.73	*	96

11.93	5.21	172,748	1.28	*	1.51	*	1.03	*	1.26	*	2.04	*	8

11.45	13.28	56,540	1.38	*	1.69	*	0.97	*	1.28	*	2.59	*	88

11.93	5.25	14,090	1.28	*	1.51	*	1.03	*	1.26	*	2.07	*	8

11.45	5.25	11	1.38	*	1.69	*	0.97	*	1.28	*	2.66	*	88

11.93	5.08	236,552	1.53	*	1.76	*	1.28	*	1.51	*	1.60	*	8

11.45	9.18	155,532	1.63		1.94		1.22		1.53		2.09		88

10.74	0.98	44,330	1.47	*	2.62	*	0.86	*	2.01	*	2.12	*	96

SEMIANNUAL REPORT	JUNE 30, 2021	15

Financial Highlights PIMCO Flexible Municipal Income Fund (Cont.)

Ratios/Supplemental Data

	RVMTP & VMTP
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per Preferred Share(3)

01/01/2021 - 06/30/2021	$150,000,000	$805,960	$100,000	N/A

12/31/2020	150,000,000	453,121	100,000	N/A

03/15/2019 - 12/31/2019	50,000,000	486,130	100,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, dividends paid to VMTP and RVMTP shareholders and the amortization of debt issuance costs of these Preferred Shares. See Note 5, Borrowings and Other Financing Transactions and Note 13, Preferred Shares in the Notes to Financial Statements for more information.

[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by RVMTP and VMTP, bears to the aggregate of the involuntary liquidation preference of RVMTP and VMTP, expressed as a dollar amount per RVMTP and VMTP.

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of RVMTP and VMTP would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]

The RVMTP and VMTP have no readily ascertainable market value. The liquidation value of the RVMTP or VMTP represents its liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 13, Preferred Shares, in the Notes to Financial Statements for more information.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Assets and Liabilities PIMCO Flexible Municipal Income Fund

(Unaudited)

June 30, 2021

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$1,238,115
Cash	3,034
Deposits with counterparty	731
Receivable for investments sold	15,098
Receivable for Fund shares sold	3,815
Interest and/or dividends receivable	9,328
Reimbursement receivable from PIMCO	170
Other assets	2

Total Assets	1,270,293

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$31,202

Financial Derivative Instruments
Exchange-traded or centrally cleared	91
Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value*	124,420
Variable Rate MuniFund Term Preferred Shares, at liquidation value**	24,744
Payable for investments purchased	27,387
Distributions payable to common shareholders	1,184
Accrued management fees	739
Accrued servicing fees	213
Other liabilities	365

Total Liabilities	210,345

Net Assets Applicable to Common Shareholders	$1,059,948

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$1
Paid in capital in excess of par	990,659
Distributable earnings (accumulated loss)	69,288

Net Assets Applicable to Common Shareholders	$1,059,948

Institutional Class	$636,558
Class A-1	172,748
Class A-2	14,090
Class A-3	236,552

Common Shares Outstanding:

Institutional Class	53,361
Class A-1	14,482
Class A-2	1,181
Class A-3	19,831

Net Asset Value Per Common Share(a)

Institutional Class	$11.93
Class A-1	11.93
Class A-2	11.93
Class A-3	11.93

Cost of investments in securities	$1,170,923

* Includes unamortized debt issuance cost of	$580
** Includes unamortized debt issuance cost of	$256

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	JUNE 30, 2021	17

Statement of Operations PIMCO Flexible Municipal Income Fund

Six Months Ended June 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$13,522
Dividends	224
Total Income	13,746

Expenses:

Management fees	3,551
Distribution and/or servicing fees - Class A-1	288
Distribution and/or servicing fees - Class A-2	20
Distribution and/or servicing fees - Class A-3	761
Trustee fees and related expenses	16
Interest expense	1,229
Paying and Redemption Agent Fees	18
Preferred shares related expenses	11
Total Expenses	5,894
Waiver and/or Reimbursement by PIMCO	(1,116)
Net Expenses	4,778

Net Investment Income (Loss)	8,968

Net Realized Gain (Loss):

Investments in securities	2,480
Exchange-traded or centrally cleared financial derivative instruments	1,424
Over the counter financial derivative instruments	344

Net Realized Gain (Loss)	4,248

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	28,838
Exchange-traded or centrally cleared financial derivative instruments	(367)
Over the counter financial derivative instruments	(150)

Net Change in Unrealized Appreciation (Depreciation)	28,321

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,537

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Flexible Municipal Income Fund

(Amounts in thousands†)	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,968	$10,104
Net realized gain (loss)	4,248	(4,331)
Net change in unrealized appreciation (depreciation)	28,321	34,080

Net Increase (Decrease) in Net Assets Resulting from Operations	41,537	39,853

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(5,499)	(7,656)
Class A-1	(1,132)	(341	)(a)
Class A-2	(78)	(0	)(b)
Class A-3	(1,764)	(2,626)

Total Distributions to Common Shareholders(c)	(8,473)	(10,623)

Common Share Transactions*:

Receipts for shares sold	525,151	317,482
Issued as reinvestment of distributions	2,639	3,628
Cost of shares repurchased	(30,635)	(13,678)
Net increase (decrease) resulting from common share transactions	497,155	307,432

Total Increase (Decrease) in Net Assets Applicable to Common Shareholders:	530,219	336,662

Net Assets:

Beginning of period	529,729	193,067
End of period	$1,059,948	$529,729

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of Class A-1 was May 26, 2020.
(b)	Inception date of Class A-2 was October 2, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares , in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	JUNE 30, 2021	19

Statement of Cash Flows PIMCO Flexible Municipal Income Fund

Six Months Ended June 30, 2021 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$41,537

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(549,893)
Proceeds from sales of long-term securities	69,272
(Purchases) Proceeds from sales of short-term portfolio investments, net	(28,378)
(Increase) decrease in deposits with counterparty	172
(Increase) decrease in receivable for investments sold	(14,557)
(Increase) decrease in interest and/or dividends receivable	(3,971)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	1,111
Proceeds from (Payments on) over the counter financial derivative instruments	344
(Increase) decrease in reimbursement receivable from PIMCO	35
(Increase) decrease in other assets	(2)
Increase (decrease) in payable for investments purchased	23,638
Increase (decrease) in accrued management fees	266
Increase (decrease) in accrued servicing fees	85
Increase (decrease) in other liabilities	(247)
Net Realized (Gain) Loss
Investments in securities	(2,480)
Exchange-traded or centrally cleared financial derivative instruments	(1,424)
Over the counter financial derivative instruments	(344)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(28,838)
Exchange-traded or centrally cleared financial derivative instruments	367
Over the counter financial derivative instruments	150
Net amortization (accretion) on investments	351
Amortization of debt issuance cost	89
Net Cash Provided by (Used for) Operating Activities	(492,717)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	523,406
Payments on shares repurchased	(30,635)
Cash distributions paid*	(5,470)
Proceeds from tender option bond transactions	10,750
Payments on tender option bond transactions	(2,671)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares Net	371
Net Cash Received from (Used for) Financing Activities	495,751

Net Increase (Decrease) in Cash and Foreign Currency	3,034

Cash and Foreign Currency:

Beginning of period	0
End of period	$3,034
* Reinvestment of distributions	$2,639

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$992
Non Cash Payment in Kind	$1
†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Flexible Municipal Income Fund

(Unaudited)

June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.8%

CORPORATE BONDS & NOTES 2.4%

BANKING & FINANCE 1.6%

Barclays PLC
8.000% due 06/15/2024 •(g)(i)	$800	$910

BNP Paribas S.A.
7.000% due 08/16/2028 •(g)(i)	1,300	1,562

Credit Agricole S.A.
7.875% due 01/23/2024 •(g)(i)	800	906

Credit Suisse Group AG
7.250% due 09/12/2025 •(g)(i)	3,000	3,394

HSBC Holdings PLC
6.500% due 03/23/2028 •(g)(i)	2,200	2,527

ING Groep NV
5.750% due 11/16/2026 •(g)(i)	900	998

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (d)	12,000	3,696

UBS Group AG
7.000% due 02/19/2025 •(g)(i)	930	1,075

VM Fund LLC
8.625% due 02/28/2031 «	2,000	1,968

		17,036

INDUSTRIALS 0.8%

CAN Community Health, Inc.
8.500% due 03/01/2028	3,000	3,225

Tower Health
4.451% due 02/01/2050	3,500	2,966

Wild Rivers Water Park
8.500% due 11/01/2051 (a)	2,500	2,485

		8,676

Total Corporate Bonds & Notes (Cost $25,122)		25,712

MUNICIPAL BONDS & NOTES 102.6%

ALABAMA 1.7%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	3,500	4,369

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	1,000	1,039

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (f)	1,000	1,027

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2046 (f)	1,000	1,030
0.000% due 10/01/2050 (f)	5,250	5,406

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Montgomery, Alabama General Obligation Bonds, Series 2021
4.000% due 12/01/2038	$900	$1,096
4.000% due 12/01/2040	800	970

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	525

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	1,858	2,023

		17,485

ALASKA 0.4%

Northern Tobacco Securitization Corp., Alaska Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)(d)	20,000	4,516

ARIZONA 2.5%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2033	500	461
4.500% due 01/01/2039	1,615	1,547
4.500% due 01/01/2049	1,000	969
5.000% due 01/01/2030	645	588
5.000% due 01/01/2054	3,000	3,069
5.125% due 01/01/2054	2,000	2,003

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	1,030	1,238

Arizona Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2051	700	764
5.500% due 07/01/2031	325	354
6.000% due 07/01/2051	1,500	1,657

Arizona Industrial Development Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	555	509
5.000% due 01/01/2028	585	537
5.000% due 01/01/2029	615	565

Arizona Industrial Development Authority Revenue Notes, Series 2020
4.000% due 07/01/2022	345	345
6.250% due 07/01/2024	1,700	1,853

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049	1,500	1,648

Maricopa County, Arizona School District No 83-Cartwright Elementary Revenue Bonds, Series 2020
4.000% due 10/01/2044	3,000	3,671

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	3,000	4,235

		26,013

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	21

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARKANSAS 0.3%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	$2,445	$2,740

CALIFORNIA 12.5%

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	500	562

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.010% due 04/01/2047	5,400	5,400

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	3,000	3,442
5.000% due 08/01/2049	1,000	1,157

California Community Housing Agency Revenue Bonds, Series 2020
5.000% due 08/01/2050	750	878

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	1,500	1,689
4.000% due 08/01/2047	2,500	2,757
4.000% due 02/01/2056	1,500	1,660

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (d)	5,200	1,048

California Educational Facilities Authority Revenue Bonds, Series 2021
5.000% due 04/01/2051	4,750	7,717

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	1,640	1,724

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.200% due 01/01/2050	5,000	5,000

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.730% (MUNIPSA) due 12/01/2050 ~	1,750	1,774

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	2,000	2,338

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,000	1,141

California Municipal Finance Authority Revenue Bonds, Series 2021
5.000% due 12/01/2046	1,000	1,152

California Municipal Finance Authority Revenue Notes, Series 2019
4.000% due 07/15/2029	2,250	2,630

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Notes, Series 2021
3.637% due 07/01/2030	$1,500	$1,567

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(b)	2,500	762
7.500% due 12/01/2040	500	547

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	1,500	1,724

California Public Finance Authority Revenue Bonds, Series 2021
5.000% due 11/15/2046	1,000	1,160
5.000% due 11/15/2051	500	578

California Public Finance Authority Revenue Notes, Series 2021
2.125% due 11/15/2027	1,250	1,267

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2011
0.020% due 10/01/2046	11,975	11,975

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.010% due 08/15/2047	5,000	5,000

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.500% due 12/01/2058	2,500	2,976

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 07/01/2056	6,900	7,515
4.000% due 08/01/2056	3,000	3,334
4.000% due 10/01/2056	3,500	3,840

Firebaugh, California Revenue Notes, Series 2019
2.050% due 08/01/2029	1,730	1,729

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,000	2,339

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	4,125	4,313

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
4.000% due 05/15/2049	4,430	5,088

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2039	1,000	1,295

Modesto, California Water Revenue Certificates of Participation Bonds, (AGC Insured), Series 2008
0.020% due 10/01/2036	2,000	2,000

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,500	2,750

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ontario International Airport Authority, California Revenue Bonds, (AGM Insured), Series 2021
4.000% due 05/15/2036	$1,050	$1,273
4.000% due 05/15/2040	730	876

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2033	515	593
4.000% due 09/01/2035	600	689

San Francisco, California Special Tax District No 2020-1 City & County Special Tax Bonds, Series 2021
4.000% due 09/01/2041	800	919

San Francisco, California Special Tax District No 2020-1 City & County Special Tax Notes, Series 2021
4.000% due 09/01/2031	150	175

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	1,000	1,150

Southern California Public Power Authority Revenue Bonds, Series 2020
0.010% due 07/01/2036	13,000	13,000

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (d)	5,000	1,242
4.000% due 06/01/2049	1,750	2,047

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (d)	1,000	197
5.000% due 06/01/2031	500	658
5.000% due 06/01/2032	1,000	1,312
5.000% due 06/01/2048	975	1,205

University of California Revenue Bonds, Series 2021
4.000% due 05/15/2051	3,000	3,595

		132,759

COLORADO 1.6%

Clear Creek Transit Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2050	1,000	1,101
7.900% due 12/15/2050	1,125	1,136

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	1,137

Denver, Colorado City & County Revenue Bonds, Series 2021
4.000% due 08/01/2051	8,000	9,577

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
5.750% due 12/01/2036	1,000	1,038

Regional Transportation District, Colorado Revenue Bonds, Series 2020
4.000% due 07/15/2040	1,300	1,720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	$500	$560

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2040	1,000	1,136

		17,405

CONNECTICUT 1.8%

Connecticut Housing Finance Authority Revenue Bonds, Series 2020
0.030% due 05/15/2050	2,500	2,500

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2039	1,350	1,616
5.000% due 05/01/2035	1,500	1,964

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2039	1,000	1,262

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2010
0.250% due 07/01/2049	5,000	4,987

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	5,065	5,452

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	1,000	1,121

		18,902

DELAWARE 0.4%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	4,500	4,544

FLORIDA 3.6%

Capital Projects Finance Authority, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2031	1,500	1,909
5.000% due 10/01/2032	1,350	1,711

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2030	1,600	2,050

Capital Trust Agency Inc, Florida Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	6,000	496

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033	500	289
5.000% due 07/01/2043	250	103
5.250% due 07/01/2048	250	103

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	23

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2035	$2,950	$1,311

Florida Development Finance Corp. Revenue Bonds, Series 2019
6.250% due 01/01/2049	1,000	1,025
6.500% due 01/01/2049	2,105	2,167
7.375% due 01/01/2049	6,230	6,855

Florida Development Finance Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2032	1,500	1,585
5.000% due 06/01/2051	1,400	1,619

JEA Electric System, Florida Revenue Bonds, Series 2008
0.050% due 10/01/2034	2,845	2,845

JEA Water & Sewer System, Florida Revenue Bonds, Series 2008
0.040% due 10/01/2038	3,000	3,000

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,176

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	1,000	1,146

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2034 (d)	1,850	1,322

Palm Beach County, Florida Revenue Bonds, Series 2021
5.000% due 06/01/2057	500	570

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033	2,130	2,386

Seminole County, Florida Industrial Development Authority Revenue Bonds, Series 2019
5.750% due 11/15/2054	1,000	1,109

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2041 (a)	500	558
4.000% due 12/15/2050 (a)	500	551

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2042 (d)	1,000	496
0.000% due 09/01/2045 (d)	1,850	803
4.000% due 07/01/2039	1,200	1,415

		38,600

GEORGIA 1.7%

Atlanta Department of Airport Passenger Facility Charge, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2040	4,000	4,669

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040	400	281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Burke County, Georgia Development Authority Revenue Bonds, Series 2013
2.925% due 11/01/2053	$1,000	$1,065

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
4.125% due 11/01/2045	1,500	1,691

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,000	1,024

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	880	990

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.892% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,000	1,008

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,750	2,024

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	1,500	2,276

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	2,271
5.000% due 01/01/2048	1,000	1,216

		18,515

GUAM 0.3%

Guam Department of Education Certificates of Participation Notes, Series 2020
3.625% due 02/01/2025	1,000	1,055
4.250% due 02/01/2030	1,500	1,685

		2,740

ILLINOIS 9.2%

Chicago Board of Education, Illinois General Obligation Bonds, (NPFGC Insured), Series 1998
0.000% due 12/01/2028 (d)	1,245	1,104

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	2,000	2,265

Chicago Board of Education, Illinois General Obligation Bonds, Series 2021
5.000% due 12/01/2037	2,500	3,229

Chicago Board of Education, Illinois General Obligation Notes, Series 2019
0.000% due 12/01/2026 (d)	1,000	925

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2052	1,000	1,208

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2026	$1,280	$1,306

Chicago Park District, Illinois General Obligation Bonds, Series 2020
4.000% due 01/01/2034	1,200	1,393

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
3.912% due 12/01/2040	1,000	1,128
4.000% due 12/01/2050	1,000	1,159

Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 1999
0.000% due 01/01/2027 (d)	1,000	905

Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2024	1,915	2,123

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	515	525

Chicago, Illinois General Obligation Bonds, Series 2011
7.781% due 01/01/2035	3,475	4,840

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2027	1,700	1,874
5.000% due 01/01/2036	1,000	1,087

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	2,000	2,513

Chicago, Illinois General Obligation Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,237
5.500% due 01/01/2049	500	632

Chicago, Illinois General Obligation Bonds, Series 2020
5.000% due 01/01/2031	1,000	1,287

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
5.000% due 11/01/2042	1,000	1,055

Chicago, Illinois Waterworks Revenue Bonds, Series 2014
4.000% due 11/01/2032	50	55

Cook County, Illinois General Obligation Bonds, Series 2021
5.000% due 11/15/2032	1,200	1,594

Illinois Finance Authority Revenue Bonds, Series 2008
0.050% due 11/01/2038	2,000	2,000
4.000% due 11/01/2030	2,000	2,259

Illinois Finance Authority Revenue Bonds, Series 2017
5.125% due 02/15/2045 ^(b)	250	186

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2049	2,100	2,375

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2020
0.030% due 08/15/2049	$8,000	$8,000
4.000% due 08/15/2040	1,750	2,102
4.750% due 10/15/2040	800	856

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2050	2,290	2,599

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,105	1,428

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2029	950	1,053

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	3,400	4,027

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	3,000	3,187
5.000% due 11/01/2027	3,530	4,348

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	1,500	1,652

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	1,250	1,364
5.500% due 05/01/2030	1,000	1,332

Illinois State General Obligation Notes, Series 2021
5.000% due 03/01/2028	1,000	1,240

Illinois State Revenue Bonds, Series 2011
5.000% due 06/15/2029	1,000	1,006

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,215	3,479

Illinois State Revenue Bonds, Series 2018
4.750% due 06/15/2043	3,000	3,538

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2022	3,000	3,126

Illinois State Toll Highway Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	3,000	3,875

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2034 (d)	1,000	743
0.000% due 06/15/2035 (d)	2,000	1,442

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	2,000	2,698

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.957% due 01/01/2032	2,000	2,119

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	2,000	2,509

		97,987

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	25

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.9%

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	$1,000	$1,079

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	7,000	6,741

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
5.000% due 11/15/2046	1,000	1,204

		9,024

IOWA 2.6%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
0.140% due 08/15/2032	4,000	4,000

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
0.070% due 08/15/2029	9,000	9,000

Iowa Finance Authority Revenue Bonds, Series 2021
1.500% due 01/01/2042	4,500	4,548

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
0.000% due 06/01/2065 (d)	36,000	6,638
4.000% due 06/01/2049	2,500	2,925

		27,111

KENTUCKY 1.2%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	685	725

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.125% due 07/01/2055	2,660	2,737

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000	2,186
4.000% due 01/01/2049	2,500	2,778

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2035	1,000	1,159
4.000% due 11/01/2036	1,000	1,158

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	2,000	2,154

		12,897

LOUISIANA 0.9%

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
0.000% due 10/01/2029 (f)	305	329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	$300	$403
6.350% due 10/01/2040	2,200	2,957

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	2,500	2,876

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,750	2,848

		9,413

MAINE 0.1%

Finance Authority of Maine Revenue Bonds, Series 2019
5.250% due 06/15/2034 ^(b)	500	275

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,094

		1,369

MARYLAND 2.2%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,080	1,275

Maryland Economic Development Corp. Revenue Bonds, Series 2020
4.000% due 07/01/2040	1,000	1,161

Maryland Economic Development Corp. Revenue Bonds, Series 2021
3.997% due 04/01/2034	1,250	1,357

Maryland Economic Development Corp. Tax Allocation Bonds, Series 2020
4.000% due 09/01/2040	1,000	1,174

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2037	225	263
4.000% due 06/01/2038	500	582
4.000% due 06/01/2040	500	578

Maryland State Transportation Authority Revenue Bonds, Series 2021
5.000% due 07/01/2046	7,000	9,238

Washington Suburban Sanitary Commission, Maryland Revenue Notes, Series 2016
0.020% due 06/01/2023	7,300	7,300

		22,928

MASSACHUSETTS 0.7%

Massachusetts Development Finance Agency Revenue Bonds, Series 2021
4.000% due 07/01/2046	1,000	1,183
5.000% due 07/01/2032	250	333

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Development Finance Agency Revenue Notes, Series 2021
5.000% due 07/01/2030	$150	$197

Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 1997
0.030% due 07/01/2027	4,000	4,000

Massachusetts School Building Authority Revenue Bonds, Series 2019
5.000% due 02/15/2044	1,500	1,890

		7,603

MICHIGAN 1.7%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	500	621

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	9,000	8,808

Detroit, Michigan General Obligation Notes, Series 2021
2.189% due 04/01/2024	400	406

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.735% due 07/01/2032 ~	2,930	2,932

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (d)	5,000	1,426

Michigan Strategic Fund Revenue Bonds, Series 2021
3.225% due 09/01/2047 (a)	1,000	1,016

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (d)	12,000	1,508
0.000% due 06/01/2058 (d)	25,000	1,269

		17,986

MINNESOTA 0.1%

St Paul Park, Minnesota Revenue Bonds, Series 2018
5.000% due 05/01/2053	1,000	1,064

MISSOURI 1.6%

Cape Girardeau County, Missouri Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 03/01/2041	1,400	1,625

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2049	1,000	1,149

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
4.000% due 07/01/2046 (h)	10,750	12,929

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2020
4.000% due 03/01/2039	$1,000	$1,171

		16,874

NEVADA 0.5%

Nevada Department of Business & Industry State Revenue Bonds, Series 2020
0.250% due 01/01/2050	5,000	5,000

NEW HAMPSHIRE 0.6%

New Hampshire Business Finance Authority Revenue Bonds, Series 2021
4.000% due 01/01/2041	2,250	2,522

New Hampshire Business Finance Authority Revenue Notes, Series 2019
2.150% due 09/01/2025	1,000	1,049

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2030	280	322
4.000% due 01/01/2031	295	337

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	1,000	1,616

New Hampshire Health and Education Facilities Authority Act Revenue Notes, Series 2017
4.125% due 07/01/2024	1,035	673

		6,519

NEW JERSEY 5.2%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	1,020	1,128

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	500	520

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2038	1,000	1,187

New Jersey Economic Development Authority Revenue Notes, Series 2017
5.000% due 06/15/2027	1,450	1,789

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	8,250	10,061
5.250% due 09/01/2027	3,000	3,749

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2009
0.010% due 07/01/2043	13,200	13,200

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	2,000	2,459

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	27

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2009
0.000% due 12/15/2034 (d)	$3,000	$2,221

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (d)	2,000	1,571

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2039	1,000	1,184

New Jersey Turnpike Authority Revenue Bonds, Series 2021
4.000% due 01/01/2042	2,500	3,006

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	2,000	2,452

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	3,470	4,127
5.250% due 06/01/2046	1,000	1,226

Union County, New Jersey Improvement Authority Revenue Bonds, Series 2021
8.500% due 06/01/2041	5,000	5,110

		54,990

NEW YORK 10.3%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	2,350	2,698

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2040	500	627

Huntington Local Development Corp., New York Revenue Notes, Series 2021
3.000% due 07/01/2025	1,725	1,798

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
0.612% (0.67*US0001M + 0.550%) due 11/01/2041 ~	1,000	1,005

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.882% (0.67*US0001M + 0.820%) due 11/01/2026 ~	1,725	1,731

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2029	2,230	2,692

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2031	1,500	1,870

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
4.000% due 11/15/2049	1,250	1,454

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	$3,505	$3,581
5.000% due 02/01/2023	1,030	1,106

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
5.000% due 12/01/2034	1,160	1,493

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2029	1,100	1,418

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,088

New York City Housing Development Corp. Revenue Bonds, Series 2014
4.500% due 02/15/2048	1,000	1,038

New York City Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.040% due 03/01/2026	3,000	3,154

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2028	1,350	1,687

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2037	1,000	1,203

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
5.000% due 11/01/2031	5,000	6,781

New York County, New York Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (d)	26,000	2,648
0.000% due 06/01/2060 (d)	90,000	4,348

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	4,000	4,433

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	1,500	1,775

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2029	7,000	9,107

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	3,529

New York State Environmental Facilities Corp. Revenue Bonds, Series 2020
2.750% due 09/01/2050	1,000	1,058

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2042	1,000	1,245

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Urban Development Corp. Revenue Notes, Series 2020
5.000% due 03/15/2030	$3,000	$3,980

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	1,580	1,949
5.000% due 01/01/2036	500	610

New York Transportation Development Corp. Revenue Bonds, Series 2020
4.375% due 10/01/2045	1,500	1,806
5.000% due 10/01/2040	1,500	1,917
5.250% due 08/01/2031	3,000	3,620

New York Transportation Development Corp. Revenue Bonds, Series 2021
4.000% due 10/31/2041	2,250	2,661

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	2,000	2,300

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	1,500	1,817

New York Transportation Development Corp. Revenue Notes, Series 2021
2.250% due 08/01/2026	2,000	2,054

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	1,325	1,564

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	1,015	1,062

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2008
0.000% due 06/01/2048 (d)	16,730	2,025

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	9,150	9,244

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 05/15/2051	1,500	1,958

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2035	1,000	1,297

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,250	1,387

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2022	1,790	1,869

Yonkers Economic Development Corp., New York Revenue Bonds, Series 2019
5.000% due 10/15/2054	930	1,083

		108,770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 3.5%

North Carolina Medical Care Commission Revenue Bonds, Series 2004
0.030% due 11/01/2034	$11,000	$11,000
0.040% due 11/01/2034	10,000	10,000

North Carolina Medical Care Commission Revenue Bonds, Series 2020
4.000% due 11/01/2052 (h)	10,800	12,592

North Carolina Medical Care Commission Revenue Bonds, Series 2021
4.000% due 03/01/2051	900	985

North Carolina Medical Care Commission Revenue Notes, Series 2021
4.000% due 03/01/2029	275	315
4.000% due 03/01/2030	285	326
4.000% due 03/01/2031	290	329

North Carolina Turnpike Authority Revenue Bonds, Series 2019
4.000% due 01/01/2055	1,000	1,136

		36,683

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
6.625% due 12/15/2031	1,500	1,515
7.000% due 12/15/2043	1,000	1,010

		2,525

OHIO 3.2%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	2,500	2,552

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (d)	25,000	4,096
4.000% due 06/01/2048	2,500	2,924
5.000% due 06/01/2055	5,190	6,067

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2044	1,000	1,187

Franklin County, Ohio Revenue Bonds, Series 2019
4.000% due 12/01/2049	2,530	2,962

Montgomery County, Ohio Revenue Bonds, Series 2018
6.250% due 04/01/2049	3,185	1,540

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	1,000	1,045

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	1,000	1,061

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,550	1,768

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	29

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Air Quality Development Authority Revenue Notes, Series 2019
3.250% due 09/01/2029	$2,000	$2,194

Ohio State Revenue Bonds, Series 2020
5.000% due 11/15/2032	1,040	1,334
5.000% due 11/15/2034	1,720	2,192

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	1,500	1,697

Southern Ohio Port Authority Revenue Notes, Series 2020
6.250% due 12/01/2025	1,500	1,628

		34,247

OKLAHOMA 0.3%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2035	1,000	1,121

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	2,000	2,016

		3,137

OREGON 1.6%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2008
0.030% due 06/01/2037	3,785	3,785

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2020
5.375% due 11/15/2055	750	835

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2045 (h)	5,000	5,854

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(b)	3,900	839

Oregon State Business Development Commission Revenue Bonds, Series 2018
6.500% due 04/01/2031 ^(b)	8,500	1,828

Oregon State Business Development Commission Revenue Bonds, Series 2020
0.000% due 04/01/2037 ^(b)(f)	5,230	1,125

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
5.000% due 06/15/2033	2,200	2,914

		17,180

PENNSYLVANIA 4.5%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	2,000	1,960

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	$2,000	$2,394

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050 (h)	10,000	11,660

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,000	2,175

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	2,165	2,451

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.400% due 12/01/2038	450	440

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
5.000% due 10/15/2031	1,400	1,911
9.000% due 04/01/2051	5,000	6,229

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2015
5.000% due 12/31/2022	1,000	1,069

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	1,000	1,138

Pennsylvania Turnpike Commission Revenue Bonds, Series 2020
0.030% due 12/01/2050	9,000	9,000

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2041	2,000	2,404
4.000% due 12/01/2044	4,000	4,745

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	500	539

		48,115

PUERTO RICO 8.9%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (d)	87,500	5,973

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(b)	1,500	1,376

Commonwealth of Puerto Rico General Obligation Bonds, Series 2003
5.000% due 07/01/2033 ^(b)	1,425	1,299

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.500% due 07/01/2032 ^(b)	4,000	3,650

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	$2,500	$2,103
5.500% due 07/01/2039 ^(b)	6,000	5,295

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(b)	9,100	7,553

CPR Custodial Receipt, Puerto Rico Revenue Bonds, Series 2021
0.000% due 01/01/2045 (d)	13,000	11,489

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^	10,725	9,867

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012
5.250% due 07/01/2042	1,000	1,058

Puerto Rico Commonwealth Government Employees Retirement System Revenue Bonds, Series 2008
6.150% due 07/01/2038 ^(b)	1,000	126

Puerto Rico Convention Center District Authority Revenue Bonds, (AGC Insured), Series 2006
4.500% due 07/01/2036	1,500	1,530

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2022 ^(b)	600	585
5.250% due 07/01/2023 ^(b)	3,540	3,452
5.250% due 07/01/2027 ^(b)	500	488
5.250% due 07/01/2030 ^(b)	300	293

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(b)	335	326

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 1998
5.000% due 07/01/2028 ^(b)	2,090	334

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2003
5.000% due 07/01/2028 ^(b)	2,325	372
5.000% due 07/01/2042 ^(b)	2,000	1,065

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2026 ^(b)	7,000	3,728
5.000% due 07/01/2030 ^(b)	7,400	3,940

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.000% due 07/01/2024 ^(b)	1,950	1,038

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041 ^(b)	3,500	3,570

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (d)	30,839	7,384
4.750% due 07/01/2053	1,000	1,139
5.000% due 07/01/2058	7,100	8,201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	$750	$842
4.550% due 07/01/2040	1,450	1,650
4.784% due 07/01/2058	4,490	5,125

		94,851

RHODE ISLAND 0.5%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (d)	1,700	279

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	4,000	4,510

		4,789

SOUTH CAROLINA 1.1%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
4.000% due 12/01/2044 (h)	5,000	5,940
5.000% due 12/01/2046	2,000	2,555

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2021
6.500% due 06/01/2051	500	517

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.784% due 12/01/2041	1,000	1,371

South Carolina State Housing Finance & Development Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2014
3.800% due 07/01/2034	765	783

		11,166

TENNESSEE 3.1%

Franklin Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2017
6.500% due 06/01/2027 ^(b)	2,620	786

Knoxville, Tennessee Wastewater System Revenue Bonds, Series 2021
4.000% due 04/01/2036	7,000	8,856

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.500% due 07/01/2037	570	577
5.625% due 01/01/2046	500	507

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, (AGM Insured), Series 2008
0.020% due 06/01/2042	15,390	15,390

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	2,250	2,403

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	31

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	$1,000	$1,062

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2018
4.000% due 11/01/2049	2,500	2,831

		32,412

TEXAS 3.6%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	2,675	2,701

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	1,000	1,088
9.000% due 03/01/2039	2,600	3,042

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
5.000% due 01/01/2046	1,000	1,280

Central Texas Regional Mobility Authority Revenue Notes, Series 2021
5.000% due 01/01/2027	1,000	1,182

Central Texas Turnpike System Revenue Bonds, Series 2015
5.000% due 08/15/2042	1,000	1,112

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2026	1,000	1,112

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	3,000	3,523

Houston, Texas Airport System Revenue Notes, Series 2020
5.000% due 07/15/2027	2,500	2,990

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
5.000% due 12/01/2054	250	277

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Notes, Series 2016
4.000% due 07/01/2021	610	610
4.000% due 07/01/2022	1,160	1,160

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	250	259

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	1,500	1,561

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2021
5.000% due 02/01/2046	5,500	7,111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds, Series 2021
5.000% due 12/15/2032	$1,500	$2,028

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.530% due 12/15/2026 ~	3,000	3,000

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 12/31/2033	3,000	3,840

		37,876

UTAH 0.7%

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Bonds, Series 2021
4.000% due 08/01/2050	4,000	4,219

Utah County, Utah Revenue Bonds, Series 2002
0.030% due 05/15/2035	3,515	3,515

		7,734

VIRGINIA 0.3%

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2052	3,000	3,602

WASHINGTON 1.9%

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	3,000	3,422
5.000% due 08/01/2049	2,000	2,324

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	4,000	4,685

Washington State General Obligation Bonds, Series 2021
5.000% due 02/01/2042	2,500	3,287

Washington State Housing Finance Commission Revenue Bonds, Series 2008
0.040% due 10/01/2029	2,095	2,095

Washington State Housing Finance Commission Revenue Bonds, Series 2021
3.500% due 12/20/2035	3,996	4,665

		20,478

WEST VIRGINIA 0.8%

Monongalia County, West Virginia Commission Excise Tax District Revenue Bonds, Series 2021
4.875% due 06/01/2043	1,000	1,092

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	20,100	2,253

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	$4,000	$4,162

West Virginia Economic Development Authority Revenue Bonds, Series 2021
4.125% due 07/01/2045	500	523

		8,030

WISCONSIN 3.8%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.000% due 06/01/2037	2,000	2,041
6.750% due 08/01/2031	7,000	8,184
7.000% due 01/01/2050	1,000	1,000

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	2,000	1,670

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	1,500	1,598

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
5.000% due 01/01/2055	1,000	1,150
5.250% due 03/01/2055	1,500	1,722

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
5.000% due 07/01/2037	500	642
5.000% due 07/01/2039	500	639
5.000% due 07/01/2041	500	636
5.625% due 06/01/2050	2,015	2,004
6.500% due 09/01/2036 (a)	5,650	5,655
6.500% due 06/01/2045	2,850	2,776

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
6.250% due 08/01/2027	1,500	1,719

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2037 (d)	3,200	2,096
0.000% due 12/15/2039 (d)	3,250	1,961

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
0.020% due 04/01/2035	5,000	5,000

		40,493

Total Municipal Bonds & Notes (Cost $1,022,388)		1,087,072

	SHARES
MUTUAL FUNDS 1.9%

BlackRock MuniHoldings California Quality Fund, Inc.	204,166	3,252

BlackRock MuniHoldings Fund, Inc.	167,840	2,816

	SHARES	MARKET VALUE (000S)

BlackRock MuniYield California Fund, Inc.	21,277	$328

BlackRock MuniYield California Quality Fund, Inc.	192,451	3,031

BlackRock New York Municipal Income Trust	40,759	616

Nuveen California Quality Municipal Income Fund	154,979	2,456

Nuveen Municipal Credit Income Fund	299,280	5,151

Nuveen Quality Municipal Income Fund	126,312	2,022

Total Mutual Funds (Cost $18,247)		19,672

PREFERRED SECURITIES 1.9%

BANKING & FINANCE 1.9%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	3,740,000	4,285

Charles Schwab Corp.
4.000% due 06/01/2026 •(g)	1,500,000	1,568
4.000% due 12/01/2030 •(g)	2,400,000	2,458
5.000% due 12/01/2027 •(g)	3,400,000	3,600

Citigroup, Inc.
5.000% due 09/12/2024 •(g)	1,000,000	1,049

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(g)	800,000	846
6.100% due 10/01/2024 •(g)	1,000,000	1,094

SVB Financial Group
4.100% due 02/15/2031 •(g)	1,300,000	1,320

Truist Financial Corp.
5.100% due 03/01/2030 •(g)	3,200,000	3,604

Total Preferred Securities (Cost $19,331)		19,824

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.0%

SHORT-TERM NOTES 3.1%

Federal Home Loan Bank
0.015% due 07/28/2021 (d)(e)	$33,431	33,431

U.S. TREASURY BILLS 4.4%
0.034% due 07/13/2021 - 12/09/2021 (c)(d)	47,100	47,096

U.S. TREASURY CASH MANAGEMENT BILLS 0.2%
0.042% due 10/05/2021 (d)(e)	2,400	2,400

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	33

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.3%

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2020
10.500% due 07/27/2021	$2,500	$2,500

Chicago Board of Education, Illinois General Obligation Notes, Series 2021
5.000% due 12/01/2021	400	408

Total Municipal Bonds & Notes (Cost $2,907)		2,908

Total Short-Term Instruments (Cost $85,835)		85,835

Total Investments in Securities (Cost $1,170,923)		1,238,115

Total Investments 116.8% (Cost $1,170,923)		$1,238,115

MARKET VALUE (000S)
Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (11.7)%	$(124,420)

Variable Rate MuniFund Term Preferred Shares, at liquidation value (2.3)%	(24,744)

Financial Derivative Instruments (j) (0.0)% (Cost or Premiums, net $0)	(91)

Other Assets and Liabilities, net (2.8)%	(28,912)

Net Assets Applicable to Common Shareholders 100.0%	$1,059,948

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Security becomes interest bearing at a future date.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(i)	Contingent convertible security.

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2021

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2021	248	$(32,860)	$(158)	$0	$(58)
U.S. Treasury 30-Year Bond September Futures	09/2021	50	(8,038)	(215)	0	(33)

Total Futures Contracts				$(373)	$0	$(91)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(91)	$0	$(91)

Cash of $731 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$91	$91

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	35

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,424	$1,424

Over the counter
Swap Agreements	$0	$0	$0	$0	$344	$344

	$0	$0	$0	$0	$1,768	$1,768

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(367)	$(367)

Over the counter
Swap Agreements	$0	$0	$0	$0	$(150)	$(150)

	$0	$0	$0	$0	$(517)	$(517)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$15,068	$1,968	$17,036
Industrials	0	8,676	0	8,676
Municipal Bonds & Notes
Alabama	0	17,485	0	17,485
Alaska	0	4,516	0	4,516
Arizona	0	26,013	0	26,013
Arkansas	0	2,740	0	2,740
California	0	132,759	0	132,759
Colorado	0	17,405	0	17,405
Connecticut	0	18,902	0	18,902
Delaware	0	4,544	0	4,544
Florida	0	38,600	0	38,600
Georgia	0	18,515	0	18,515
Guam	0	2,740	0	2,740
Illinois	0	97,987	0	97,987
Indiana	0	9,024	0	9,024
Iowa	0	27,111	0	27,111
Kentucky	0	12,897	0	12,897
Louisiana	0	9,413	0	9,413
Maine	0	1,369	0	1,369
Maryland	0	22,928	0	22,928
Massachusetts	0	7,603	0	7,603
Michigan	0	17,986	0	17,986
Minnesota	0	1,064	0	1,064
Missouri	0	16,874	0	16,874
Nevada	0	5,000	0	5,000
New Hampshire	0	6,519	0	6,519
New Jersey	0	54,990	0	54,990

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
New York	$0	$108,770	$0	$108,770
North Carolina	0	36,683	0	36,683
North Dakota	0	2,525	0	2,525
Ohio	0	34,247	0	34,247
Oklahoma	0	3,137	0	3,137
Oregon	0	17,180	0	17,180
Pennsylvania	0	48,115	0	48,115
Puerto Rico	0	94,851	0	94,851
Rhode Island	0	4,789	0	4,789
South Carolina	0	11,166	0	11,166
Tennessee	0	32,412	0	32,412
Texas	0	37,876	0	37,876
Utah	0	7,734	0	7,734
Virginia	0	3,602	0	3,602
Washington	0	20,478	0	20,478
West Virginia	0	8,030	0	8,030
Wisconsin	0	40,493	0	40,493
Mutual Funds	19,672	0	0	19,672
Preferred Securities
Banking & Finance	0	19,824	0	19,824
Short-Term Instruments
Short-Term Notes	0	33,431	0	33,431
U.S. Treasury Bills	0	47,096	0	47,096
U.S. Treasury Cash Management Bills	0	2,400	0	2,400
Municipal Bonds & Notes	0	2,908	0	2,908

Total Investments	$19,672	$1,216,475	$1,968	$1,238,115

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(91)	$0	$(91)

Total Financial Derivative Instruments	$0	$(91)	$0	$(91)

Totals	$19,672	$1,216,384	$1,968	$1,238,024

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2021	37

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Municipal Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on November 20, 2017 and commenced operations March 15, 2019. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently offers four classes of Common Shares: Institutional Class, Class A-1, Class A-2 and Class A-3. Institutional Class, Class A-1 and Class A-3 Common Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2 and Class A-3 Shares are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Prior to August 28, 2019, Class A-2 and Class A-3 Common Shares were designated Class A-1 and Class A-2 Common Shares, respectively. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

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Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. At least annually, the Fund also intends to distribute to shareholders their pro rata share of any available net capital gain and taxable ordinary income, if any. Net short-term capital gains may be paid more frequently.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) reported by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. The Fund may pay distributions more frequently than annually in varying amounts including special distributions reflecting net profits if any from the Fund’s wholly-owned subsidiary if applicable. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) generally for the twelve-month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To avoid application of the excise tax, the Fund generally intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. However, the Fund reserves the right to retain a portion of its earnings and be subject to excise tax on such earnings.

SEMIANNUAL REPORT	JUNE 30, 2021	39

Notes to Financial Statements (Cont.)

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be

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discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund or class by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund

SEMIANNUAL REPORT	JUNE 30, 2021	41

Notes to Financial Statements (Cont.)

reserves the right to either: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments. The Fund’s investments in closed-end management investment companies are valued at the market price of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair

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values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

SEMIANNUAL REPORT	JUNE 30, 2021	43

Notes to Financial Statements (Cont.)

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Other Investment Companies  The Fund may invest up to 5% of its total assets in securities of other closed-end investment companies that invest primarily in municipal bonds and other municipal securities of the types in which the Fund may invest directly (“Acquired Funds”). A copy of each Acquired Fund’s shareholder report is available at the SEC website at www.sec.gov.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

SEMIANNUAL REPORT	JUNE 30, 2021	45

Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the

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Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by the Fund provides the Fund with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of the Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

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Notes to Financial Statements (Cont.)

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Fund holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Fund holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets. If a Fund holds a recourse TOBs Residual, the Fund (and, indirectly, holders of the Fund’s Common Shares) would typically bear the losses. In particular, if a Fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Fund would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. The Fund may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

The Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to the Fund. The Fund typically invests the cash received in additional municipal bonds. The Fund accounts for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and accounts for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Fund’s Statement of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Fund on an accrual basis and is shown as interest on the Statement of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statement of Operations.

The Fund may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

For the period ended June 30, 2021, the Fund’s average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Average Leverage Outstanding (000s)	Weighted Average Interest Rate*

$27,108	0.68%

*	Annualized

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract

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and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, the Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency

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Notes to Financial Statements (Cont.)

exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable

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interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted, including when the Fund has entered into a contractual arrangement with a third party futures commission merchant or counterparty that requires cash settlement), the Fund is permitted to segregate or “earmark” liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e. the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to utilize such instruments to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of the instrument.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks associated with investment in the Fund are listed below.

Please see “Principal Risks of the Fund” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements (Cont.)

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Distribution Rate Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Illinois State-Specific Risk  is the risk that by concentrating its investments in Illinois Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of Illinois issuers to pay interest or repay principal.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

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Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, the Fund maybe affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

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Notes to Financial Statements (Cont.)

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

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(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of LIBOR) that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset

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Notes to Financial Statements (Cont.)

value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and

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transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent

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Notes to Financial Statements (Cont.)

applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent the Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “total managed assets”. Pursuant to the Investment Management Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor”, an affiliate of PIMCO,) serves as the principal underwriter and distributor of the Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with the Fund.

The Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2 and Class A-3 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares or Class A-3 Common Shares, as applicable. The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

Management Fee(1)	Distribution and/or Servicing Fee(2)

All Classes	Institutional Class	Class A-1	Class A-2	Class A-3

0.75%	N/A	0.50%	0.50%	0.75%

(1)	Calculated as a percentage of the Fund’s average daily “total managed assets” attributable to each class.
(2)	Calculated as a percentage of the Fund’s average daily net assets attributable to the applicable class.

(c) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as

58	PIMCO INTERVAL FUNDS

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governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with, and incident to, shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as the Fund, PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), Virtus Investment Advisers, Inc. became the primary investment adviser to all of those funds (the “Former Allianz-Managed Funds”),

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Notes to Financial Statements (Cont.)

and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds. The Fund pays no compensation to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through May 2, 2022, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of the Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Fund at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed 0.10% of average net assets; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the period ended June 30, 2021, there were no recoverable amounts. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment.

Pursuant to a Management Fee Waiver Agreement, PIMCO contractually agreed, from January 1, 2020 through May 2, 2021, to waive 50% of the management fees it was entitled to receive from the Fund pursuant to the Investment Management Agreement. Pursuant to a new Management Fee Waiver Agreement, PIMCO contractually agreed, through May 2, 2022, to waive 25% of the management fees it is entitled to receive from the Fund pursuant to the Investment Management Agreement. PIMCO’s waiver of management fees under the Management Fee Waiver Agreements are applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreements shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from the Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreements. The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amount was $1,115,924.

(e) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

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11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$549,893	$69,136

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. PREFERRED SHARES

The Fund issued a series of Variable Rate MuniFund Term Preferred Shares, Series 2022, on June 17, 2019 (the “VMTP Shares”), a series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”), Series 2049-A, on November 18, 2019, a series of RVMTP Shares, Series 2050-A, on April 20, 2020 and a series of RVMTP Shares, Series 2050-B, on October 1, 2020 (together with the VMTP Shares, the “Preferred Shares”). In the Fund’s Statement of Assets and Liabilities, the Preferred Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to the issuance of the VMTP Shares and each series of RVMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of the VMTP Shares and RVMTP Shares, respectively. The liquidation value of the Preferred Shares in the Fund’s Statement of Assets and Liabilities is shown as a liability and represents their liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The Fund may redeem, in whole or from time to time in part, the outstanding VMTP Shares or the RVMTP Shares at a redemption price per share equal to (i) the liquidation preference of the VMTP Shares or RVMTP Shares, as applicable, plus (ii) an amount equal to all unpaid dividends and other distributions accumulated from and

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Notes to Financial Statements (Cont.)

including the date of issuance to (but excluding) the date of redemption (whether or not earned or declared by the Fund, but without interest thereon) plus (iii) any applicable optional redemption premium. No Preferred Shares were redeemed during the period ended June 30, 2021. The VMTP Shares are subject to a mandatory term redemption date of June 17, 2022, subject to the Fund’s right to extend the term with the consent of the holders of the VMTP Shares. The RVMTP Shares are subject to a mandatory term redemption date of November 18, 2049 (for Series 2049-A), April 20, 2050 (for Series 2050-A) and October 1, 2050 (for Series 2050-B), respectively, subject to the Fund’s right to extend the term with the consent of the holders of each series of RVMTP Shares. There is no assurance that the term of the VMTP Shares or the RVMTP Shares will be extended.

The Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates and redemption provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of Preferred Shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of the Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period). A Special Terms Period will not become effective before the 12-month anniversary (for Series 2049-A and Series 2050-A) or 24-month anniversary (for Series 2050-B) of the date of original issue of the applicable series of RVMTP Shares. The Fund did not declare a Special Terms Period during the period ended June 30, 2021.

In addition, with respect to each series of RVMTP Shares, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before each three-year anniversary (or, with respect to the Series 2050-B, 42-month anniversary) of the date of original issue of such series of RVMTP Shares, (ii) the date the Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon a three-year anniversary (for Series 2049-A and Series 2050-A) or 42-month anniversary (for Series 2050-B) of the date of original issue of the RVMTP Shares or upon the end of a Special Terms Period (each, an “RVMTP Share Early Term Redemption Date”) have not been either retained by the holders or remarketed by the Mandatory Tender Date, the Fund will redeem such RVMTP Shares on the RVMTP Share Early Term Redemption Date.1 No Mandatory Tender Event occurred during the period ended June 30, 2021.

Dividends paid with respect to the Preferred Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Statement of Operations. For the period ended June 30, 2021, the amount of the VMTP Shares and RVMTP Shares outstanding, interest expense related to the dividends paid to VMTP Shares and

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RVMTP Shares and the daily weighted average interest rate (calculated from issuance date), including issuance costs, can be found in the table below:

	Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*[2]
Series 2022 VMTP Shares	250	$257	2.08%
Series 2049-A RVMTP Shares	250	178	1.44
Series 2050-A RVMTP Shares	250	160	1.29
Series 2050-B RVMTP Shares	750	541	1.45

†	Amounts in thousands. A zero balance may reflect actual amounts rounding to less than one thousand.
[1]

With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is the corresponding three- year anniversary (for Series 2049-A and Series 2050-A) or 42-month anniversary (for Series 2050-B) of the date of original issue of such series of RVMTP Shares, (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares).

[2]	Annualized.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the table below.

The Fund is subject to certain limitations and restrictions while the VMTP Shares or the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the Preferred Shares and any other preferred shares of the Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of the Fund’s preferred shares. Under the terms of purchase agreements between the Fund and the investors in the Preferred Shares, the Fund is subject to various investment requirements while the Preferred Shares are outstanding. These requirements may be more restrictive than those to which the Fund is otherwise subject in accordance with its investment objectives and policies. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the Preferred Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Act.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares. Fitch Ratings published ratings criteria relating to closed-end funds on December 4, 2020, which effectively result in a rating cap of “AA” for debt and preferred stock issued by all closed-end funds and a rating cap of “A” for (i) debt and preferred shares issued by closed-end funds exposed to emerging market debt, below-investment-grade and unrated debt, structured securities and equity, and (ii) closed-end funds with material exposure to “BBB” category rated assets. The updated ratings criteria cap the credit rating of the Fund’s VMTP and RVMTP shares at AA. Accordingly, on April 30, 2021, Fitch Ratings announced that it had downgraded to “AA” from “AAA” the long-term ratings assigned to the Fund’s VMTP and RVMTP shares (except for Series 2050-B, which were already rated AA by Fitch Ratings). The long-term rating

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Notes to Financial Statements (Cont.)

actions were driven by changes in the updated ratings criteria for closed-end funds rather than by any fundamental changes to the Fund’s credit profiles.

The Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the Preferred Shares, as set forth in the Fund’s governing documents and the Act. One such requirement under the Act is that the Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. In addition, under the terms of the Series 2050-B, the Fund must maintain a minimum asset coverage ratio of 235%. The asset coverage ratio is reported in the Financial Highlights.

Holders of preferred shares of the Fund, who are entitled to one vote per share, including holders of Preferred Shares, generally vote together as one class with the common shareholders of the Fund, but preferred shareholders vote separately as a class to elect two Trustees of the Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the Preferred Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The dividend rates paid on the Preferred Shares are determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for the VMTP Shares for a given Rate Period are dependent on the VMTP Share dividend rate for that Rate Period (the “VMTP Share Dividend Rate”). The VMTP Share Dividend Rate is equal to the greater of (i) the sum of the Index Rate1 plus the Applicable Spread2 for the Rate Period, and (ii) the sum of the product of the Index Rate multiplied by the Applicable Multiplier3 for such Rate Period plus 1.00%. The dividend per VMTP Share for the Rate Period is then determined as described in the table below.4 The dividends per share for the RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate for Series 2049-A and Series 2050-A is equal to the greater of (i) the sum of the Index Rate1 plus the Applicable Spread2 for the Rate Period plus the “Failed Remarketing Spread5, and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier3 for such Rate Period plus (b) 1.00% plus (c) the Failed Remarketing Spread. The RVMTP Share Dividend Rate for Series 2050-B is equal to (i) the sum of the Index Rate plus (ii) the Applicable Spread (including the “Spread Adjustment”(6)) plus (iii) the Failed

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Remarketing Spread. The dividend per RVMTP Share for the Rate Period is then determined as described in the table below.4

	Dividend Rate		Rate Period Fraction		Preferred Shares Liquidation Preference		Dividend

			Number of days in the Rate Period (or a part thereof)

Series 2022 VMTP Shares	VMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per VMTP Share

			Total number of days in the year

			Number of days in the Rate Period (or a part thereof)

Series 2049-A RVMTP Shares	RVMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share

			Total number of days in the year

			Number of days in the Rate Period (or a part thereof)

Series 2050-A RVMTP Shares	RVMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share

			Total number of days in the year

			Number of days in the Rate Period (or a part thereof)

Series 2050-B RVMTP Shares	RVMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share

			Total number of days in the year

[1]

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA Municipal Swap Index”); provided, however, if the SIFMA Municipal Swap Index is less than zero (0), the SIFMA Municipal Swap Index will be deemed to be zero (0) for purposes of the determination of the Index Rate.

[2]

The Applicable Spread for a Rate Period is a percentage per year that is based on the long term rating most recently assigned by the applicable ratings agency to the VMTP Shares or the RVMTP Shares, as applicable, and for Series 2050-B, it is also based on the “Spread Adjustment.”

[3]

The Applicable Multiplier for a Rate Period is a percentage that is based on the long term rating most recently assigned by the applicable ratings agency to the VMTP Shares or each series of RVMTP Shares other than the Series 2050-B, as applicable.

[4]	The Dividend Rate will in no event exceed 15% per year.
[5]

The Failed Remarketing Spread with respect to a series of RVMTP Shares means (i) for so long as two or more Failed Remarketings have not occurred, 0%, and (ii) 0.15% (for Series 2049-A and Series 2050-A) or 0.25% (for Series 2050-B) multiplied by the number of Failed Remarketings that have occurred after the first Failed Remarketing. A “Failed Remarketing”, with respect to a series of RVMTP Shares, will occur if any RVMTP Shares in such series subject to a Mandatory Tender Event due to the Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date.

[6]

The “Spread Adjustment” means, (i) for the period from the closing date, October 1, 2020 to and including the date that is six months prior to the then current RVMTP Share Early Term Redemption Date (as defined above) (“Rate Period Termination Date”), 0%, and (ii) for the period after the Rate Period Termination Date, 2.00%.

For the period ended June 30, 2021, the annualized dividend rate on the VMTP and each series of the RVMTP Shares ranged from:

	Shares Issued and Outstanding	High	Low	As of June 30, 2021

Series 2022 VMTP Shares	250	1.070%	1.030%	1.030%

Series 2049-A RVMTP Shares	250	1.070%	1.030%	1.030%

Series 2050-A RVMTP Shares	250	1.140%	1.100%	1.100%

Series 2050-B RVMTP Shares	750	1.300%	1.260%	1.260%

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Notes to Financial Statements (Cont.)

14. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 6/30/2021		Year Ended 12/31/2020
	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	26,872	$313,763	14,638		$158,390

Class A-1	9,627	112,357	4,907	(a)	54,683	(a)

Class A-2	1,174	13,748	1	(b)	10	(b)

Class A-3	7,324	85,283	9,649		104,399

Issued as reinvestment of distributions

Institutional Class	127	1,481	303		3,300

Class A-1	93	1,092	29	(a)	328	(a)

Class A-2	6	66	0	(b)	0	(b)

Class A-3	0	0	0		0

Cost of shares repurchased

Institutional Class	(1,369)	$(16,040)	(1,064)		$(11,511)

Class A-1	(174)	(2,035)	0	(a)	0	(a)

Class A-2	0	0	0	(b)	0	(b)

Class A-3	(1,071)	(12,560)	(200)		(2,167)

Net increase (decrease) resulting from Fund share transactions	42,609	$497,155	28,263		$307,432

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class A-1 was May 26, 2020.
(b)	Inception date of Class A-2 was October 2, 2020.

15. REPURCHASE OFFERING

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 10% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and

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June 30, 2021

other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

During the period ended June 30, 2021, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

February 5, 2021
Institutional Class	10%	659,641	2.17%
A-1	10	1,335	0.02
A-2	10	0	0.00
A-3	10	241,208	1.40

May 5, 2021
Institutional Class	10	709,417	1.45
A-1	10	157,900	1.32
A-2	10	0	0.00
A-3	10	828,684	4.33

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

SEMIANNUAL REPORT	JUNE 30, 2021	67

Notes to Financial Statements (Cont.)

(Unaudited)

June 30, 2021

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$2,833	$1,708

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$1,171,027	$69,916	$(3,201)	$66,715

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

68	PIMCO INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0003M	ICE 3-Month USD LIBOR
US0001M	ICE 1-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	GNMA	Government National Mortgage Association
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	Q-SBLF	Qualified School Bond Loan Fund
FHLMC	Federal Home Loan Mortgage Corp.	SGI	Syncora Guarantee, Inc.
FNMA	Federal National Mortgage Association

Other Abbreviations:
BABs	Build America Bonds	TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2021	69

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended June 30, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0232	$0.0000	$0.0000	$0.0232

February 2021	$0.0263	$0.0000	$0.0000	$0.0263

March 2021	$0.0239	$0.0000	$0.0000	$0.0239

April 2021	$0.0257	$0.0000	$0.0000	$0.0257

May 2021	$0.0204	$0.0000	$0.0000	$0.0204

June 2021	$0.0225	$0.0000	$0.0000	$0.0225

Class A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0188	$0.0000	$0.0000	$0.0188

February 2021	$0.0219	$0.0000	$0.0000	$0.0219

March 2021	$0.0191	$0.0000	$0.0000	$0.0191

April 2021	$0.0206	$0.0000	$0.0000	$0.0206

May 2021	$0.0157	$0.0000	$0.0000	$0.0157

June 2021	$0.0176	$0.0000	$0.0000	$0.0176

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0166	$0.0000	$0.0000	$0.0166

February 2021	$0.0196	$0.0000	$0.0000	$0.0196

March 2021	$0.0166	$0.0000	$0.0000	$0.0166

April 2021	$0.0180	$0.0000	$0.0000	$0.0180

May 2021	$0.0134	$0.0000	$0.0000	$0.0134

June 2021	$0.0151	$0.0000	$0.0000	$0.0151

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0190	$0.0000	$0.0000	$0.0190

February 2021	$0.0264	$0.0000	$0.0000	$0.0264

March 2021	$0.0188	$0.0000	$0.0000	$0.0188

April 2021	$0.0201	$0.0000	$0.0000	$0.0201

May 2021	$0.0158	$0.0000	$0.0000	$0.0158

June 2021	$0.0177	$0.0000	$0.0000	$0.0177

70	PIMCO INTERVAL FUNDS

(Unaudited)

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	JUNE 30, 2021	71

Shareholder Meeting Results

(Unaudited)

The Fund held a special meeting of shareholders on June 8, 2021.

PIMCO Flexible Municipal Income Fund

Common and Preferred Shareholders, voting together as a single class, voted as indicated below:

	Affirmative	Withheld Authority

Election of E. Grace Vandecruze	36,913,554	22,655

Election of Joseph B. Kittredge, Jr.	36,878,322	57,878

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. David N. Fisher, Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

72	PIMCO INTERVAL FUNDS

Change to Board of Trustees

(Unaudited)

Effective June 8, 2021, the Board of Trustees appointed Ms. E. Grace Vandecruze as a Trustee of the Fund.

SEMIANNUAL REPORT	JUNE 30, 2021	73

Approval of Investment Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of PIMCO Flexible Municipal Income Fund (the “Fund”), voting separately, annually approve the continuation of the Amended and Restated Investment Management Agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”) (the “Agreement”). At a meeting held by videoconference1 on June 29-30, 2021 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Agreement for an additional one-year period commencing on August 1, 2021.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreement involved multiple discussions and meetings with members of the Contracts Committee of the Board (the “Committee”) and the full Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering the Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreement, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreement. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. It also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Fund. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on the net asset value (“NAV”) of the Fund’s

1 The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the COVID-19 pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

74	PIMCO INTERVAL FUNDS

(Unaudited)

Institutional Class common shares (both absolute and compared against its Broadridge Performance Universe (as defined below)) and distribution yield, use of leverage, risks, and other portfolio information, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed the Fund based on a number of factors, including fees/ expenses, performance, distribution yield, and risk-based factors, as of December 31, 2020. Additionally, the Trustees considered the impact of significant market volatility that occurred before, during, and after the period for which information was requested in conducting its evaluation of PIMCO. They also considered, among other information, performance based on NAV, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with the Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group, the Trustees requested that PIMCO comment on whether the Broadridge peer funds selected for the Fund provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative, and/or other services, and corporate ownership and business operations unrelated to the Fund. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund, noting PIMCO’s experience in managing interval funds, such as the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the breadth of the Fund’s investment universe; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; information regarding the Fund’s use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on the Fund and its portfolio holdings of market volatility during the time periods for which information was provided.

SEMIANNUAL REPORT	JUNE 30, 2021	75

Approval of Investment Management Agreement (Cont.)

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Fund beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreement; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Fund; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Fund, including the covenants and restrictions imposed by certain forms of leverage such as the Fund’s preferred shares; and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Agreement, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk that PIMCO has undertaken as investment manager and sponsor of the Fund. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Fund’s various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees also considered PIMCO’s effective operation and successful implementation of its business continuity plan in response to the COVID-19 pandemic and its oversight of the service providers’ business continuity during this period.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that PIMCO would otherwise be able to continue to provide investment and non-investment services to the Fund of an appropriate extent and quality.

Fee and Expense Information

In assessing the reasonableness of the Fund’s fees and expenses under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to information about other peer funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample of peer funds with different investment advisers identified by Broadridge (its “Broadridge Expense Group”) as well as of a larger sample of peer funds identified by Broadridge (its “Broadridge Expense Universe”). The total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of fee and expense

76	PIMCO INTERVAL FUNDS

(Unaudited)

waivers/reimbursements. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Group and Broadridge Expense Universe.

The Trustees considered that PIMCO has entered into an expense limitation agreement with the Fund pursuant to which PIMCO has contractually agreed, through May 2, 2022, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.10% of the Fund’s average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under the Fund’s expense limitation agreement under certain conditions. The Trustees also noted that, pursuant to a management fee waiver agreement between the Fund and PIMCO, PIMCO contractually agreed, through May 2, 2022, to waive 25% of the management fees it is entitled to receive from the Fund pursuant to the Agreement. The Trustees also noted that under a prior fee waiver agreement, PIMCO contractually agreed, from January 1, 2020 through May 1, 2021, to waive 50% of the management fee it was entitled to receive from the Fund.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Fund, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds, exchange-traded funds, and listed closed-end funds, there are additional portfolio management challenges in managing interval funds such as the Fund. For example, the Trustees considered that, as an interval fund, the Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, and (iii) changes in leverage, all of which results in more complex portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Fund in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the impact on PIMCO and expenses associated with the more extensive regulatory and compliance requirements to which the Fund is subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Fund.

The Trustees also took into account that the Fund pays management fees on assets attributable to types of leverage that it uses (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds and any preferred shares outstanding), which increases the amount of management fees payable by the Fund under the Agreement (because the Fund’s fees are calculated based on total managed assets of the fund (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings)). In this regard, the Trustees took into

SEMIANNUAL REPORT	JUNE 30, 2021	77

Approval of Investment Management Agreement (Cont.)

account that PIMCO has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees considered that they receive each quarter information from PIMCO regarding the Fund’s use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that the contractual management fee rate for the Fund under its unitary fee arrangement was above the median actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets, while the actual management fee rate for the Fund under its unitary fee arrangement was below the median actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. The Trustees considered that the Fund’s unitary fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unitary fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees also considered that PIMCO has entered into an expense limitation agreement and fee waiver agreement for the Fund. The Trustees determined that a comparison of the Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangement has benefited and will continue to benefit common shareholders because it provides an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets, including assets attributable to preferred shares, and other forms of leverage, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangement generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Comparative performance results for the Fund reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding the Fund’s performance based on NAV, net of the Fund’s fees and expenses, both on an absolute basis and

78	PIMCO INTERVAL FUNDS

(Unaudited)

relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Fund regarding the investment performance of a group of funds with investment classifications/objectives that Broadridge determined are comparable to those of the Fund (its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Fund’s comparative yield and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by the Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe.

In addition, the Trustees considered matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for the Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO, including the Fund (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2020; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year period ended December 31, 2020 and for the period from the Fund’s inception to December 31, 2019; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Fund, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds, hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Fund. The Trustees noted that the Fund does not currently have any breakpoints in its management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Fund and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Fund in return for fees paid. The Trustees also considered that the unitary fee arrangement provides inherent economies of scale because the Fund maintains competitive fixed unitary fees even if the Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a

SEMIANNUAL REPORT	JUNE 30, 2021	79

Approval of Investment Management Agreement (Cont.)

(Unaudited)

fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Fund’s unitary fee arrangement, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangement protects shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

Fund Performance and Fee/Expense Analysis

With regard to the investment performance of the Fund’s Institutional Class Shares and the fees charged to the Fund, the Board considered the following information. With respect to performance quintile rankings for the Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, consisting of 54 funds for one-year performance, the Trustees noted that the Fund had first quintile performance for the one-year period ended December 31, 2020.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of 9 funds and the Broadridge Expense Universe for the Fund consisted of 53 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreement, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent, and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of the Fund and its shareholders, and should be approved.

80	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Transfer Agent, Dividend Paying Agent and Registrar for Variable Rate and Remarketable Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4002SAR_063021

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Municipal Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2021

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2021